UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Unconstrained Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

15 Investment Portfolio

41 Statement of Assets and Liabilities

43 Statement of Operations

45 Statements of Changes in Net Assets

47 Financial Highlights

52 Notes to Financial Statements

74 Report of Independent Registered Public Accounting Firm

75 Information About Your Fund's Expenses

76 Tax Information

77 Advisory Agreement Board Considerations and Fee Evaluation

82 Board Members and Officers

87 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.

Investment Process

In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Portfolio management will not be constrained in the management of the fund relative to an index and may shift the allocations of the fund’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund’s holdings.

Deutsche Unconstrained Income Fund returned 3.93% during the 12-month period ended October 31, 2016, which compares with a return of 5.07% for its benchmark, the Bloomberg Barclays U.S. Universal Index.

The past year brought strong gains for the major segments of the world bond markets, particularly for the credit-sensitive categories in which the fund is concentrated. However, the initial months of the period were in fact quite challenging. From the beginning of November until mid-February, higher-risk investments such as high-yield bonds and emerging-markets debt lost ground due to concerns about slowing global growth and plunging commodity prices. U.S. Treasuries also lagged in this interval due to worries that the U.S. Federal Reserve Board (the Fed) was poised to raise interest rates several times in 2016.

This environment changed for the better midway through the second quarter thanks to a favorable shift in global central bank policy. The Bank of Japan and the European Central Bank both cut rates into negative territory, causing government bond yields to plunge (as prices rose) across the international markets. The collapse in yields overseas sparked a surge in demand for U.S. Treasuries due to their relatively high income vs. their developed-market peers. Investors were also encouraged by dovish commentary from Fed officials indicating that the European Central Bank would likely retain its "lower for longer" approach to interest-rate policy.

These developments, together with signs of improving global growth, led to a resurgence in investor risk appetites and a corresponding "reach for yield" in higher-risk market segments from mid-February onward. The resulting rise in demand fueled a rally in investment-grade corporate, high-yield and emerging-markets bonds that carried through the end of October. As a result, all three asset classes finished with robust, positive returns despite their shaky performance in the early part of the year.

Fund Performance

The fund’s overall positioning had a mixed impact on performance in the past 12 months. We entered the period with a defensive posture, as we were very conscious of the risks associated with falling energy prices and slowing global growth. This cautious approach was expressed in a below-average credit exposure and a focus on higher-quality issues. Our defensive strategy served us well until the market low in mid-February, but it subsequently cost us some relative performance over the next four to six weeks by preventing the fund from fully participating in the early stage of the rally. We began to add back to the portfolio’s credit exposure in early April, a process that we continued throughout the remainder of the period. The fund performed very well vs. the benchmark from the second calendar quarter onward as a result of these moves, enabling it to provide competitive returns for the full year.

Overall, the fund benefited from its sizable position in high-yield bonds given that the category finished with a total return well above the market as the whole. We could have generated even better performance by taking a more aggressive stance in high yield, but we preferred to maintain a focus on higher-quality bonds. As a result, the portfolio had underweight positions in the energy sector and in lower-quality bonds rated CCC and below — two areas that outperformed the broader asset class. On the plus side, we added value through our allocations to the telecommunications and pharmaceuticals sectors. At various points in the year, the fund used exchange-traded funds to gain exposure to the high-yield market in a more efficient manner than we could by buying individual securities.

We took a similarly risk-conscious approach in the emerging markets by tilting the portfolio toward more stable countries over those with higher risk. We therefore missed the majority of the rally in Argentina and Venezuela, which cost us some relative performance. However, our positions in Russia, Indonesia and Brazil made significant contributions. An allocation to emerging-markets corporate bonds, which delivered returns in excess of government securities amid investors’ reach for yield, also provided a meaningful boost to results.

"The past year brought strong gains for the major segments of the world bond markets, particularly for the credit-sensitive categories in which the fund is concentrated."

The fund maintained a lower weighting in the investment-grade category due to its minimal position in corporate bonds. We continue to find better opportunities elsewhere, especially with corporates’ yield spreads having narrowed over the course of 2016. Further, the issuance of investment-grade corporate debt has risen significantly, but companies have used the bulk of the proceeds for either refinancing or merger-and-acquisition activity rather than investing in future growth. The majority of the investment-grade portfolio was therefore allocated to structured securities, where we saw a more favorable trade-off of risk and return potential. This portion of the fund made a modest contribution and helped provide a measure of stability in the early part of the year.

The fund also held small positions in developed-market international bonds throughout the course of the reporting period, but here our focus was primarily on one-off opportunities. Our investments in Portugal and France made a positive contribution, but a position in Australia detracted.

The fund’s duration and yield curve positioning had a neutral impact on performance. While we added some value on this front in late 2015 and early this year, we have generally sought to keep the portfolio’s duration in line with the benchmark.

The fund employed derivatives to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the fund’s use of derivatives contributed positively to performance during the past 12 months.

Outlook and Positioning

At the close of the period, we continued to identify the most attractive opportunities in high-yield and emerging-markets debt. With investors receiving little in the way of yield on developed-market government bonds, we think both asset classes can continue to benefit from robust demand. We are very conscious of the potential risks, however, particularly now that yield spreads have fallen to more normalized levels from their highs of earlier in the year. Shifts in global central bank policy are an especially important factor for the markets, as was evident by their effect on performance in the past 12 months. Accordingly, we have taken steps to maintain liquidity and manage the risks inherent in the underlying portfolio. We believe this yield-focused, but cautious, strategy is the appropriate positioning in the current environment.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	3.93%	3.71%	4.89%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.07%	3.14%	4.59%
Bloomberg Barclays U.S. Universal Index†	5.07%	3.36%	4.85%
Bloomberg Barclays U.S. Aggregate Bond Index††	4.37%	2.90%	4.64%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	3.14%	2.93%	4.09%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.14%	2.93%	4.09%
Bloomberg Barclays U.S. Universal Index†	5.07%	3.36%	4.85%
Bloomberg Barclays U.S. Aggregate Bond Index††	4.37%	2.90%	4.64%
Class R6		1 Year	Life of Class*
Average Annual Total Returns as of 10/31/16
No Sales Charges		4.08%	0.07%
Bloomberg Barclays U.S. Universal Index†		5.07%	3.31%
Bloomberg Barclays U.S. Aggregate Bond Index††		4.37%	3.19%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	4.32%	3.96%	5.12%
Bloomberg Barclays U.S. Universal Index†	5.07%	3.36%	4.85%
Bloomberg Barclays U.S. Aggregate Bond Index††	4.37%	2.90%	4.64%
Institutional Class		1-Year	Life of Class**
Average Annual Total Returns as of 10/31/16
No Sales Charges		4.32%	0.59%
Bloomberg Barclays U.S. Universal Index†		5.07%	3.36%
Bloomberg Barclays U.S. Aggregate Bond Index††		4.37%	3.16%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.06%, 1.81%, 0.97%, 0.88% and 1.03% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Unconstrained Income Fund — Class A ■ Bloomberg Barclays U.S. Universal Index† ■ Bloomberg Barclays U.S. Aggregate Bond Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 commenced operations on August 25, 2014.

** Institutional Class commenced operations on November 3, 2014.

† The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

†† The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/16	$ 4.56	$ 4.59	$ 4.55	$ 4.57	$ 4.57
10/31/15	$ 4.53	$ 4.57	$ 4.53	$ 4.54	$ 4.53
Distribution Information as of 10/31/16
Income Dividends, Twelve Months	$ .15	$ .12	$ .16	$ .16	$ .16
October Income Dividend	$ .0128	$ .0099	$ .0138	$ .0133	$ .0140
Capital Gain Distributions, Twelve Months	$ .0043	$ .0043	$ .0043	$ .0043	$ .0043
Return of Capital	$ .0040	$ .0040	$ .0040	$ .0040	$ .0040
SEC 30-day Yield‡‡	3.23%	2.55%	3.54%	3.63%	3.49%
Current Annualized Distribution Rate‡‡	3.37%	2.59%	3.64%	3.49%	3.68%

‡‡ The SEC yield is net investment income per share earned over the year ended October 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 43.9%
Consumer Discretionary 6.6%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		120,000	123,900
Ally Financial, Inc.:
3.5%, 1/27/2019		910,000	912,275
4.125%, 3/30/2020		405,000	411,581
5.75%, 11/20/2025		510,000	522,112
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		180,000	185,400
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		680,000	713,150
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		305,000	298,900
Block Communications, Inc., 144A, 7.25%, 2/1/2020		285,000	291,412
Boyd Gaming Corp., 6.875%, 5/15/2023		145,000	155,150
CCO Holdings LLC:
144A, 5.375%, 5/1/2025		385,000	395,587
144A, 5.875%, 5/1/2027		640,000	670,400
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		1,925,000	1,982,750
Charter Communications Operating LLC:
144A, 3.579%, 7/23/2020		270,000	279,952
144A, 4.908%, 7/23/2025		180,000	194,139
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		178,000	184,230
Cox Communications, Inc., 144A, 3.35%, 9/15/2026		175,000	172,574
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		230,000	215,050
CVS Health Corp., 5.125%, 7/20/2045		330,000	384,975
Dana, Inc., 5.5%, 12/15/2024		185,000	191,475
DISH DBS Corp., 6.75%, 6/1/2021		470,000	504,959
Dollar Tree, Inc.:
5.25%, 3/1/2020		350,000	363,125
5.75%, 3/1/2023		490,000	521,850
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		460,000	471,500
Ford Motor Credit Co., LLC, 4.389%, 1/8/2026		270,000	284,294
General Motors Co., 6.6%, 4/1/2036		145,000	171,398
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		290,000	290,269
3.2%, 7/13/2020		610,000	620,405
3.2%, 7/6/2021		340,000	343,240
Global Partners LP, 7.0%, 6/15/2023 (b)		320,000	305,600
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026		195,000	196,706
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		1,075,000	1,072,312
144A, 5.25%, 12/15/2023 (b)		710,000	706,450
Hanesbrands, Inc., 144A, 4.875%, 5/15/2026		340,000	345,950
Hilton Domestic Operating Co., Inc., 144A, 4.25%, 9/1/2024		620,000	621,550
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		330,000	342,606
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		105,000	89,513
Mediacom Broadband LLC, 6.375%, 4/1/2023		430,000	447,200
MGM Resorts International, 6.75%, 10/1/2020		462,000	512,820
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	158,100
Penske Automotive Group, Inc., 5.5%, 5/15/2026		245,000	243,163
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		120,000	123,600
Quebecor Media, Inc., 5.75%, 1/15/2023		150,000	156,750
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		315,000	324,844
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		165,000	171,402
SFR Group SA:
144A, 6.0%, 5/15/2022		500,000	512,660
144A, 7.375%, 5/1/2026		1,785,000	1,802,850
Sirius XM Radio, Inc., 144A, 5.375%, 7/15/2026		140,000	142,188
Springs Industries, Inc., 6.25%, 6/1/2021		265,000	275,600
Starz LLC, 5.0%, 9/15/2019		160,000	162,000
The Gap, Inc., 5.95%, 4/12/2021 (b)		990,000	1,061,809
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		830,000	860,087
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,330,000	1,349,950
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		216,000	224,640
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		325,000	297,375
144A, 8.5%, 10/15/2022		215,000	217,150
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		410,000	405,777
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		280,000	299,801
			25,286,505
Consumer Staples 3.1%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		440,000	503,156
Aramark Services, Inc., 5.125%, 1/15/2024		160,000	167,600
Cott Beverages, Inc.:
5.375%, 7/1/2022		560,000	568,400
6.75%, 1/1/2020		250,000	259,688
Danone SA, 144A, 2.947%, 11/2/2026 (c)		370,000	369,332
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		305,000	308,050
JBS U.S.A. LUX SA, 144A, 8.25%, 2/1/2020		1,025,000	1,053,187
Kraft Heinz Foods Co., 4.375%, 6/1/2046		15,000	15,213
Minerva Luxembourg SA:
144A, 6.5%, 9/20/2026		6,800,000	6,659,920
144A, 12.25%, 2/10/2022		1,050,000	1,134,000
Molson Coors Brewing Co., 4.2%, 7/15/2046		205,000	204,945
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		270,000	276,075
The WhiteWave Foods Co., 5.375%, 10/1/2022		150,000	168,750
			11,688,316
Energy 7.2%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021 (b)		105,000	113,991
5.55%, 3/15/2026 (b)		230,000	261,462
Antero Resources Corp.:
5.375%, 11/1/2021		1,360,000	1,380,400
5.625%, 6/1/2023		270,000	275,400
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		100,000	97,750
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		240,000	246,600
ConocoPhillips Co., 4.15%, 11/15/2034		250,000	247,504
Continental Resources, Inc., 5.0%, 9/15/2022		330,000	323,400
Ecopetrol SA, 5.375%, 6/26/2026 (b)		4,000,000	4,036,000
Energy Transfer Partners LP, 5.95%, 10/1/2043		150,000	154,373
Ensco PLC, 4.7%, 3/15/2021		270,000	249,345
Halliburton Co., 4.85%, 11/15/2035		200,000	215,902
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		455,000	456,137
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		1,000,000	1,096,538
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042		190,000	176,287
6.375%, 3/1/2041		80,000	86,638
Laredo Petroleum, Inc., 6.25%, 3/15/2023 (b)		305,000	306,525
Marathon Oil Corp.:
3.85%, 6/1/2025		105,000	101,386
5.2%, 6/1/2045		75,000	70,340
Newfield Exploration Co., 5.375%, 1/1/2026		165,000	169,538
Noble Holding International Ltd., 5.25%, 3/16/2018		80,000	79,550
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)		115,000	113,850
6.875%, 1/15/2023 (b)		15,000	14,700
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		520,000	561,616
Petrobras Global Finance BV:
3.0%, 1/15/2019 (b)		2,000,000	1,958,000
8.375%, 5/23/2021		2,960,000	3,274,648
8.75%, 5/23/2026		2,400,000	2,703,600
Petroleos Mexicanos, 144A, 4.625%, 9/21/2023 (b)		2,855,000	2,847,291
Plains All American Pipeline LP, 2.85%, 1/31/2023		360,000	346,975
Range Resources Corp.:
4.875%, 5/15/2025		180,000	171,992
144A, 5.875%, 7/1/2022		155,000	157,713
Regency Energy Partners LP, 4.5%, 11/1/2023		200,000	204,280
Rice Energy, Inc., 7.25%, 5/1/2023		70,000	74,200
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		885,000	931,462
5.625%, 3/1/2025		340,000	359,771
Shell International Finance BV, 4.0%, 5/10/2046		230,000	227,939
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		270,000	270,772
Tesoro Logistics LP, 6.375%, 5/1/2024		200,000	215,500
Valero Energy Corp., 3.4%, 9/15/2026		410,000	401,280
Whiting Petroleum Corp., 6.25%, 4/1/2023 (b)		1,260,000	1,162,350
WPX Energy, Inc., 8.25%, 8/1/2023		270,000	291,600
YPF SA, 144A, 8.5%, 7/28/2025		750,000	817,500
			27,252,105
Financials 5.8%
AIA Group Ltd., 144A, 4.5%, 3/16/2046		200,000	213,870
Akbank TAS, 144A, 5.0%, 10/24/2022		1,500,000	1,487,955
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	249,287
Ares Capital Corp., 3.625%, 1/19/2022		290,000	289,771
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		1,430,000	1,489,517
Barclays PLC, 4.375%, 1/12/2026		425,000	437,359
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		150,000	159,221
CIT Group, Inc., 3.875%, 2/19/2019		1,905,000	1,934,166
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	546,750
Credit Suisse Group Funding Guernsey Ltd.:
144A, 3.8%, 6/9/2023		330,000	333,202
144A, 4.55%, 4/17/2026		280,000	293,669
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		500,000	517,100
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,500,000	1,844,961
Equate Petrochemical BV, 144A, 4.25%, 11/3/2026 (c)		2,155,000	2,135,196
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		320,000	321,388
FS Investment Corp., 4.75%, 5/15/2022		450,000	459,274
HSBC Holdings PLC, 6.375%, 12/29/2049 (b)		1,240,000	1,244,650
International Lease Finance Corp.:
3.875%, 4/15/2018		2,555,000	2,612,487
6.25%, 5/15/2019		855,000	924,469
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		210,000	208,696
Legg Mason, Inc., 5.625%, 1/15/2044		310,000	315,121
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		120,000	129,000
Loews Corp., 4.125%, 5/15/2043		260,000	259,058
Manulife Financial Corp., 5.375%, 3/4/2046		305,000	362,847
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	56,750
Mizuho Financial Group, Inc., 2.839%, 9/13/2026		240,000	237,472
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,505,175
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		270,000	288,528
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023		320,000	313,300
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		425,000	437,362
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		200,000	204,926
Voya Financial, Inc., 4.8%, 6/15/2046		215,000	211,347
Wells Fargo & Co., 3.0%, 10/23/2026		280,000	278,078
			22,301,952
Health Care 3.2%
AbbVie, Inc., 4.7%, 5/14/2045		85,000	87,699
Actavis Funding SCS, 4.75%, 3/15/2045		120,000	125,872
Aetna, Inc., 4.375%, 6/15/2046		200,000	202,814
Alere, Inc., 144A, 6.375%, 7/1/2023		195,000	200,850
Celgene Corp., 5.0%, 8/15/2045		155,000	166,304
Endo Finance LLC:
144A, 5.375%, 1/15/2023		265,000	225,250
144A, 5.75%, 1/15/2022		265,000	238,500
Endo Ltd.:
144A, 6.0%, 7/15/2023		285,000	247,950
144A, 6.5%, 2/1/2025		200,000	168,500
Gilead Sciences, Inc., 4.15%, 3/1/2047		210,000	208,454
HCA, Inc.:
5.875%, 2/15/2026		415,000	435,750
6.5%, 2/15/2020		1,360,000	1,506,200
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		70,000	69,566
5.5%, 12/1/2021		155,000	160,619
5.875%, 12/1/2023		305,000	309,575
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		1,010,000	879,962
Mylan NV, 144A, 5.25%, 6/15/2046		285,000	288,541
Quintiles IMS, Inc., 144A, 6.0%, 11/1/2020		995,000	1,009,925
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026		573,000	562,671
Stryker Corp., 4.625%, 3/15/2046		120,000	128,081
Tenet Healthcare Corp.:
6.25%, 11/1/2018		1,565,000	1,654,987
6.75%, 6/15/2023 (b)		510,000	468,563
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020 (b)		510,000	441,150
144A, 5.875%, 5/15/2023		470,000	370,125
144A, 6.125%, 4/15/2025		1,280,000	1,011,200
144A, 7.5%, 7/15/2021		1,235,000	1,099,150
			12,268,258
Industrials 2.2%
ADT Corp.:
3.5%, 7/15/2022		180,000	170,550
6.25%, 10/15/2021		530,000	579,687
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		270,000	238,950
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		535,000	474,813
144A, 7.75%, 3/15/2020		260,000	263,900
Casella Waste Systems, Inc., 7.75%, 2/15/2019		275,000	280,741
Covanta Holding Corp., 5.875%, 3/1/2024		195,000	191,588
CSX Corp., 4.25%, 11/1/2066		125,000	120,527
FedEx Corp., 4.55%, 4/1/2046		175,000	187,457
Masonite International Corp., 144A, 5.625%, 3/15/2023		205,000	212,175
Meritor, Inc.:
6.25%, 2/15/2024		100,000	98,625
6.75%, 6/15/2021		370,000	376,475
Mexico City Airport Trust, 144A, 4.25%, 10/31/2026 (b)		705,000	718,395
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		200,000	201,620
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		245,000	231,525
Ply Gem Industries, Inc., 6.5%, 2/1/2022		405,000	421,608
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027		200,000	198,431
United Rentals North America, Inc., 7.625%, 4/15/2022		2,655,000	2,823,274
ZF North America Capital, Inc., 144A, 4.5%, 4/29/2022		715,000	757,006
			8,547,347
Information Technology 1.1%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		95,000	97,850
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026		250,000	247,789
Cardtronics, Inc., 5.125%, 8/1/2022		130,000	132,925
CDW LLC, 6.0%, 8/15/2022		470,000	498,200
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		650,000	679,709
144A, 8.1%, 7/15/2036		170,000	202,939
First Data Corp., 144A, 6.75%, 11/1/2020		991,000	1,025,685
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		235,000	230,300
NVIDIA Corp.:
2.2%, 9/16/2021		205,000	204,752
3.2%, 9/16/2026		205,000	204,786
NXP BV, 144A, 4.125%, 6/1/2021		200,000	213,500
Seagate HDD Cayman, 5.75%, 12/1/2034		330,000	287,389
			4,025,824
Materials 7.4%
Ardagh Packaging Finance PLC, 144A, 3.85%**, 12/15/2019		280,000	284,550
Ball Corp., 5.25%, 7/1/2025		325,000	345,556
Berry Plastics Corp., 5.5%, 5/15/2022		370,000	384,800
Cascades, Inc., 144A, 5.5%, 7/15/2022		120,000	122,476
Cemex SAB de CV, 144A, 7.75%, 4/16/2026 (b)		2,250,000	2,521,350
Chemours Co., 6.625%, 5/15/2023 (b)		250,000	242,500
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	266,250
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025		900,000	935,122
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		525,000	498,422
Freeport-McMoRan, Inc., 2.375%, 3/15/2018		1,250,000	1,234,375
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		120,000	122,004
Greif, Inc., 7.75%, 8/1/2019		745,000	835,331
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (b)		3,008,000	2,985,064
Hexion, Inc., 6.625%, 4/15/2020		255,000	223,125
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		260,000	269,100
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022 (b)		220,000	213,400
144A, 10.375%, 5/1/2021		220,000	237,600
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		5,000	5,133
5.75%, 10/15/2020		755,000	774,841
6.875%, 2/15/2021		2,085,000	2,157,975
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027 (b)		4,300,000	4,341,495
Teck Resources Ltd.:
144A, 8.0%, 6/1/2021		225,000	245,813
144A, 8.5%, 6/1/2024 (b)		60,000	69,450
Tronox Finance LLC:
6.375%, 8/15/2020		40,000	35,900
144A, 7.5%, 3/15/2022		330,000	295,350
United States Steel Corp., 144A, 8.375%, 7/1/2021		110,000	116,875
Vale Overseas Ltd.:
5.875%, 6/10/2021 (b)		2,125,000	2,265,781
6.25%, 8/10/2026 (b)		4,405,000	4,724,362
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		135,000	143,775
144A, 5.625%, 10/1/2024		65,000	70,363
Yamana Gold, Inc., 4.95%, 7/15/2024		1,130,000	1,160,510
			28,128,648
Real Estate 1.5%
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		300,000	292,456
(REIT), 5.25%, 12/1/2023		450,000	455,579
CyrusOne LP, (REIT), 6.375%, 11/15/2022		315,000	333,900
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		1,915,000	1,998,781
(REIT), 5.875%, 1/15/2026		180,000	192,406
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022 (b)		325,000	337,188
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		380,000	396,419
Select Income REIT, (REIT), 4.15%, 2/1/2022		380,000	384,395
Trust F/1401, 144A, (REIT), 5.25%, 1/30/2026		1,315,000	1,357,737
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		95,000	98,800
(REIT), 4.875%, 6/1/2026		55,000	57,809
			5,905,470
Telecommunication Services 4.5%
AT&T, Inc., 4.5%, 5/15/2035		430,000	426,856
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		500,000	537,574
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		475,000	482,125
Series W, 6.75%, 12/1/2023		620,000	637,050
Series Y, 7.5%, 4/1/2024 (b)		500,000	520,625
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		310,000	245,582
144A, 8.25%, 9/30/2020		1,140,000	1,008,900
Digicel Ltd., 144A, 7.0%, 2/15/2020		200,000	192,000
Frontier Communications Corp.:
6.875%, 1/15/2025		895,000	749,562
7.125%, 1/15/2023		1,670,000	1,501,956
8.25%, 4/15/2017 (b)		331,000	340,930
GTH Finance BV, 144A, 7.25%, 4/26/2023		1,000,000	1,064,500
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		602,000	605,010
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		235,000	238,525
5.375%, 8/15/2022		2,825,000	2,902,687
5.375%, 5/1/2025		250,000	253,750
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		200,000	217,500
Sprint Corp., 7.125%, 6/15/2024		1,265,000	1,189,100
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023		1,190,000	1,192,975
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		628,000	673,141
6.625%, 11/15/2020		720,000	739,800
Verizon Communications, Inc., 4.672%, 3/15/2055		410,000	399,693
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		500,000	513,750
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		235,000	244,988
Zayo Group LLC:
6.0%, 4/1/2023		140,000	147,350
6.375%, 5/15/2025		325,000	342,167
			17,368,096
Utilities 1.3%
Adani Transmission Ltd., 144A, 4.0%, 8/3/2026		200,000	199,068
Calpine Corp.:
5.375%, 1/15/2023		280,000	277,200
5.75%, 1/15/2025		130,000	126,425
Dynegy, Inc.:
7.375%, 11/1/2022		100,000	96,438
7.625%, 11/1/2024 (b)		585,000	560,138
Electricite de France SA, 144A, 4.75%, 10/13/2035		445,000	466,303
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,000,000	1,142,300
NGL Energy Partners LP, 5.125%, 7/15/2019		155,000	153,450
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		1,950,000	1,891,500
			4,912,822
Total Corporate Bonds (Cost $166,245,160)			167,685,343

Asset-Backed 2.0%
Automobile Receivables 0.0%
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		170,000	171,211
Home Equity Loans 0.4%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		136,389	135,976
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 0.675%**, 8/25/2036		1,491,354	1,471,930
			1,607,906
Miscellaneous 1.6%
Apidos CLO XXI, "B", Series 2015-21A, 144A, 3.379%**, 7/18/2027		2,000,000	2,005,422
Cumberland Park CLO Ltd., "C", Series 2015-2A, 144A, 3.546%**, 7/20/2026		2,250,000	2,256,827
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		523,800	537,195
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,139,664	1,131,987
			5,931,431
Total Asset-Backed (Cost $7,662,627)			7,710,548

Commercial Mortgage-Backed Securities 3.5%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.193%**, 12/15/2040		3,500,000	3,493,756
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,850,000	1,994,804
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.548%***, 12/25/2024		7,467,241	284,778
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		3,408,862	3,350,628
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,800,000	2,908,841
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	132,641
JPMorgan Chase Commercial Mortgage Securities Corp., "B", Series 2005-LDP4, 5.129%, 10/15/2042		1,387,159	1,383,859
Total Commercial Mortgage-Backed Securities (Cost $13,330,134)			13,549,307

Collateralized Mortgage Obligations 6.3%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.947%**, 2/25/2034		270,528	266,426
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.499%**, 12/25/2035		788,823	797,459
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		232,385	203,110
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		435,297	431,763
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.675%**, 9/25/2028		2,838,027	2,868,352
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,909,249	110,409
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		9,508,192	1,859,079
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		2,248,042	169,971
"DZ", Series 4253, 4.75%, 9/15/2043		3,776,727	4,411,083
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		132,191	7,590
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		234,321	12,655
"JS", Series 3572, Interest Only, 6.265%***, 9/15/2039		736,079	108,181
"A", Series 172, Interest Only, 6.5%, 1/1/2024		326,021	49,840
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		2,136,463	348,027
"Z", Series 2011-149, 4.5%, 1/25/2042		837,376	944,862
"ZP", Series 2011-123, 4.5%, 12/25/2041		1,870,679	2,222,035
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		58,446	705
"SI", Series 2007-23, Interest Only, 6.236%***, 3/25/2037		462,148	79,931
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		10,968,305	1,348,495
"MZ", Series 2014-27, 3.5%, 12/20/2043		2,895,815	3,080,948
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		4,367,369	675,042
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,976,454	219,221
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		2,683,705	332,630
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		237,174	33,013
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		332,245	44,176
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		952,621	151,525
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,096,608	216,936
"AI", Series 2007-38, Interest Only, 5.895%***, 6/16/2037		263,124	39,970
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		814,724	129,542
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.861%**, 4/25/2036		1,112,985	1,021,860
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 2.228%**, 10/25/2035		614,028	613,172
"2A", Series 2003-A6, 3.264%**, 10/25/2033		427,016	424,903
Wells Fargo Mortgage-Backed Securities Trust:
"2A16", Series 2005-AR10, 2.981%**, 6/25/2035		562,213	559,592
"2A3",Series 2004-EE, 3.028%**, 12/25/2034		322,435	318,703
Total Collateralized Mortgage Obligations (Cost $22,167,610)			24,101,206

Government & Agency Obligations 24.3%
Other Government Related (d) 4.7%
Black Sea Trade & Development Bank, 144A, 4.875%, 5/6/2021		1,600,000	1,696,000
Magyar Export-Import Bank Zrt, 144A, 4.0%, 1/30/2020		630,000	653,242
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		1,500,000	1,498,125
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		7,050,000	7,807,875
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,015,256
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		500,000	533,059
Vnesheconombank:
REG S, 4.032%, 2/21/2023	EUR	3,735,000	4,127,732
144A, 6.902%, 7/9/2020		700,000	754,250
			18,085,539
Sovereign Bonds 13.9%
Dominican Republic, 144A, 6.875%, 1/29/2026		550,000	609,125
Export-Import Bank of India, 144A, 3.375%, 8/5/2026		2,000,000	1,983,092
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	13,400,000,000	1,092,652
Government of Romania, 144A, 2.75%, 10/29/2025	EUR	1,750,000	2,054,592
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	417,292
KazAgro National Management Holding JSC:
REG S, 3.255%, 5/22/2019	EUR	4,500,000	4,878,325
144A, 4.625%, 5/24/2023		1,500,000	1,402,500
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		800,000	835,040
Republic of Argentina, 5.83%, 12/31/2033	ARS	377	175
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	738,500
Republic of Australia, Series 142, REG S, 4.25%, 4/21/2026	AUD	15,500,000	13,727,494
Republic of Colombia, 4.5%, 1/28/2026		4,000,000	4,280,000
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		700,000	731,500
Republic of Ghana, 144A, 9.25%, 9/15/2022		1,830,000	1,896,996
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	460,868
Government of Jamaica, 8.0%, 3/15/2039		1,520,000	1,770,587
Republic of Panama:
3.75%, 3/16/2025		1,220,000	1,293,200
3.875%, 3/17/2028		1,000,000	1,060,000
Republic of Paraguay, 144A, 6.1%, 8/11/2044		300,000	331,500
Republic of Peru, 2.75%, 1/30/2026	EUR	1,750,000	2,123,697
Republic of Portugal, 144A, 5.125%, 10/15/2024		2,100,000	2,079,000
Republic of South Africa, 5.0%, 10/12/2046		970,000	941,598
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		1,000,000	1,013,172
144A, 5.75%, 1/18/2022		4,720,000	4,785,471
Republic of Uruguay, 5.1%, 6/18/2050		160,000	159,400
Saudi Government International Bond, 144A, 4.5%, 10/26/2046		1,715,000	1,687,131
United Mexican States, 4.6%, 1/23/2046		1,000,000	977,500
			53,330,407
U.S. Treasury Obligations 5.7%
U.S. Treasury Bills:
0.17%****, 12/1/2016 (e)		215,000	214,969
0.18%****, 12/1/2016 (e)		114,000	113,984
0.27%****, 11/10/2016 (e)		1,608,000	1,607,950
0.44%****, 12/1/2016 (e)		1,456,000	1,455,790
U.S. Treasury Bonds:
2.5%, 5/15/2046		1,555,000	1,526,512
3.0%, 11/15/2045		250,000	271,426
U.S. Treasury Notes:
0.75%, 10/31/2017 (f) (g)		9,042,000	9,044,116
0.75%, 7/15/2019		345,000	342,979
1.375%, 4/30/2021		510,000	511,813
1.5%, 8/15/2026		335,000	325,002
1.625%, 5/15/2026 (g)		1,180,000	1,158,982
2.0%, 8/15/2025		5,000,000	5,085,740
			21,659,263
Total Government & Agency Obligations (Cost $92,570,334)			93,075,209

Loan Participations and Assignments 3.4%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		1,559,014	1,514,582
Calpine Corp., Term Loan B5, 3.59%, 5/27/2022		1,975,000	1,981,182
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		703,800	705,120
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		43,425	43,859
First Data Corp., Term Loan, 3.524%, 3/24/2021		551,817	554,921
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.86%, 4/30/2019		752,500	759,205
MacDermid, Inc., Term Loan, 5.0%, 6/7/2023		1,455,072	1,469,055
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		2,373,680	2,246,462
NRG Energy, Inc., Term Loan B, 3.5%, 6/30/2023		977,984	981,040
Pinnacle Foods Finance LLC, Term Loan G, 3.387%, 4/29/2020		345,920	348,437
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		292,413	294,423
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 5.0%, 2/13/2019		1,375,633	1,373,796
Term Loan B, 5.25%, 12/11/2019		868,602	868,680
Total Loan Participations and Assignments (Cost $13,271,098)			13,140,762

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $503,391)		504,775	511,590

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $373,863)		530,000	487,282

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Congoleum Corp.*	9,600	1,920
Quad Graphics, Inc.	106	2,518
		4,438
Materials 0.0%
GEO Specialty Chemicals, Inc.*	53,783	20,927
GEO Specialty Chemicals, Inc. 144A*	966	376
		21,303
Total Common Stocks (Cost $131,472)		25,741

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $70,220)	315	331

Exchange-Traded Funds 9.9%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	240,000	20,644,800
SPDR Bloomberg Barclays High Yield Bond ETF (b)	275,000	9,971,500
SPDR Dow Jones REIT ETF (b)	77,913	7,157,089
Total Exchange-Traded Funds (Cost $37,528,858)		37,773,389

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	9,400,000	1
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	9,100,000	1
Total Call Options Purchased (Cost $811,173)		2

	Contracts	Value ($)

Put Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.0%
Euro Currency, Expiration Date 12/9/2016, Strike Price 1.05	70	8,750
Mexican Peso Currency, Expiration Date 1/6/2017, Strike Price 5.0	400	172,000
		180,750
	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.3%
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	9,400,000	421,420
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	9,100,000	509,113
		930,533
Total Put Options Purchased (Cost $987,508)		1,111,283

	Shares	Value ($)

Securities Lending Collateral 17.0%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (h) (i) (Cost $64,985,246)	64,985,246	64,985,246

Cash Equivalents 3.7%
Deutsche Central Cash Management Government Fund, 0.35% (h) (Cost $14,327,582)	14,327,582	14,327,582

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $434,966,276)†	114.5	438,484,821
Other Assets and Liabilities, Net	(14.5)	(55,404,342)
Net Assets	100.0	383,080,479

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2016.

*** These securities are shown at their current rate as of October 31, 2016.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $435,911,147. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $2,573,674. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,229,307 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,655,633.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $62,919,062, which is 16.4% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) At October 31, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

At October 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/20/2016	490	63,516,250	(491,034)
U.S. Treasury Long Bond	USD	12/20/2016	35	5,695,156	(235,228)
Ultra Long U.S. Treasury Bond	USD	12/20/2016	215	37,826,563	(2,134,692)
United Kingdom Long Gilt Bond	GBP	12/28/2016	150	23,012,437	(1,144,029)
Total unrealized depreciation					(4,004,983)

At October 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	12/15/2016	138	13,922,246	244,421

At October 31, 2016, open written options contracts were as follows:

Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price	Premiums Received ($)	Value ($) (j)
Call Options Euro Currency	70	12/9/2016	1.22	129,300	(438)
Mexican Peso Currency	400	1/6/2017	5.4	167,016	(146,000)
Total				296,316	(146,438)

(j) Unrealized appreciation on written options on exchange-traded futures contracts at October 31, 2016 was $149,878.

At October 31, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (k)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,700,000[1]	2/1/2017	338,400	(49)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,550,000[2]	2/1/2017	329,102	(21)
Total Call Options				667,502	(70)
Put Options Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,700,000[1]	2/1/2017	338,400	(635,335)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,550,000[2]	2/1/2017	329,102	(669,597)
Total Put Options				667,502	(1,304,932)
Total				1,335,004	(1,305,002)

(k) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2016 was $30,002.

At October 31, 2016, open credit default swap contracts purchased were as follows:

Bilateral Swap
Expiration Date	Notional Amount ($)	Currency	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (m)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
6/20/2021	1,800,000[3]	EUR	1.0%	Intesa Sanpaolo SpA, 0.0%***, 3/3/2017, BBB+	160,870	164,668	(3,798)
6/20/2021	2,650,000[4]	EUR	1.0%	Intesa Sanpaolo SpA, 0.0%***, 3/3/2017, BBB+	236,875	275,293	(38,418)
6/20/2021	4,300,000[3]	EUR	1.0%	UniCredit SpA, 0.646%***, 4/10/2017, BBB+	384,300	624,258	(239,958)
Total unrealized depreciation							(282,174)

At October 31, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swap
Expiration Date	Notional Amount ($) (l)	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	40,500,000	5.0%	Markit Dow Jones CDX North America High Yield Index	1,983,970	317,328

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(m) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2017	43,500,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(256,144)	(273,374)
3/16/2016 3/16/2025	56,700,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(2,949,240)	(2,736,502)
12/16/2015 9/16/2025	16,800,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(1,434,794)	(1,352,529)
12/16/2015 9/17/2035	1,200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(189,121)	(166,187)
7/13/2016 7/13/2046	17,300,000	Fixed — 2.22%	Floating — 3-Month LIBOR	(831,348)	(509,373)
3/16/2016 3/16/2017	11,000,000	Floating — 3-Month LIBOR	Fixed — 1.0%	5,080	1,966
6/22/2017 6/22/2021	43,200,000	Fixed — 1.452%	Floating — 6-Month LIBOR	213,892	213,892
6/22/2017 6/22/2021	43,200,000	Fixed — 1.435%	Floating — 6-Month LIBOR	216,842	216,842
12/21/2016 12/21/2046	15,000,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(559,110)	868,575
6/22/2017 6/22/2021	43,200,000	Floating — 1-Month LIBOR	Fixed — 1.061%	(226,524)	(226,524)
6/22/2017 6/22/2021	43,200,000	Floating — 1-Month LIBOR	Fixed — 1.17%	(67,599)	(67,599)
12/16/2015 9/16/2020	9,600,000	Floating — 3-Month LIBOR	Fixed — 2.214%	367,558	371,028
12/16/2015 9/18/2045	6,400,000	Floating — 3-Month LIBOR	Fixed — 2.998%	1,370,980	1,161,556
Total net unrealized depreciation					(2,498,229)

LIBOR: London Interbank Offered Rate; 1-Month LIBOR rate at October 31, 2016 is 0.53%; 3-Month LIBOR rate at October 31, 2016 is 0.88%; 6-Month LIBOR rate at October 31, 2016 is 1.26%.

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 BNP Paribas

3 Credit Suisse

4 HSBC

At October 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	8,546,922	AUD	11,400,000	11/23/2016	119,777	Macquarie Bank Ltd.
USD	7,379,517	MXN	143,230,506	11/29/2016	172,174	Societe Generale
USD	4,552,050	TWD	144,300,000	12/22/2016	25,811	Nomura International PLC
JPY	304,450,000	USD	3,042,066	12/27/2016	131,465	Citigroup, Inc.
GBP	1,590,000	USD	1,951,011	1/24/2017	888	Barclays Bank PLC
USD	5,737,931	MXN	110,100,000	1/26/2017	31,351	Citigroup, Inc.
MXN	110,100,000	USD	5,883,610	1/26/2017	114,328	Barclays Bank PLC
Total unrealized appreciation					595,794

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	11,400,000	USD	8,658,984	11/23/2016	(7,715)	Macquarie Bank Ltd.
AUD	5,800,000	USD	4,405,970	11/23/2016	(3,403)	Australia & New Zealand Banking Group Ltd.
MXN	143,230,506	USD	7,310,894	11/29/2016	(240,797)	Societe Generale
TWD	144,300,000	USD	4,442,584	11/30/2016	(132,777)	Nomura International PLC
USD	4,645,847	TWD	144,300,000	11/30/2016	(70,486)	Nomura International PLC
TWD	144,300,000	USD	4,486,612	12/22/2016	(91,249)	Nomura International PLC
AUD	29,500,000	USD	22,295,805	12/23/2016	(114,019)	Australia & New Zealand Banking Group Ltd.
USD	5,963,936	JPY	608,900,000	12/27/2016	(142,733)	Citigroup, Inc.
USD	8,117,579	JPY	811,900,000	12/27/2016	(355,657)	Nomura International PLC
TWD	144,300,000	USD	4,446,841	12/29/2016	(131,817)	Nomura International PLC
EUR	12,330,000	USD	13,528,612	1/24/2017	(61,267)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(1,351,920)

Currency Abbreviations
ARS Argentine Peso AUD Australian Dollar EUR Euro GBP British Pound HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso TWD Taiwan Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (n)
Corporate Bonds	$ —	$ 167,685,343	$ —	$ 167,685,343
Asset-Backed	—	7,710,548	—	7,710,548
Commercial Mortgage-Backed Securities	—	13,549,307	—	13,549,307
Collateralized Mortgage Obligations	—	24,101,206	—	24,101,206
Government & Agency Obligations	—	93,075,209	—	93,075,209
Loan Participations and Assignments	—	13,140,762	—	13,140,762
Convertible Bond	—	—	511,590	511,590
Preferred Security	—	487,282	—	487,282
Common Stocks	2,518	—	23,223	25,741
Warrant	—	—	331	331
Exchange-Traded Funds	37,773,389	—	—	37,773,389
Short-Term Investments (n)	79,312,828	—	—	79,312,828
Derivatives (o)
Purchased Options	180,750	930,535	—	1,111,285
Futures Contracts	244,421	—	—	244,421
Credit Default Swap Contracts	—	317,328	—	317,328
Interest Rate Swap Contracts	—	2,833,859	—	2,833,859
Forward Foreign Currency Exchange Contracts	—	595,794	—	595,794
Total	$ 117,513,906	$ 324,427,173	$ 535,144	$ 442,476,223
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (o)
Futures Contracts	$ (4,004,983)	$ —	$ —	$ (4,004,983)
Written Options	(146,438)	(1,305,002)	—	(1,451,440)
Credit Default Swap Contracts	—	(282,174)	—	(282,174)
Interest Rate Swap Contracts	—	(5,332,088)	—	(5,332,088)
Forward Foreign Currency Exchange Contracts	—	(1,351,920)	—	(1,351,920)
Total	$ (4,151,421)	$ (8,271,184)	$ —	$ (12,422,605)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include value of options purchased; unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investment in non-affiliated securities, at value (cost $355,653,448) — including $62,919,062 of securities loaned	$ 359,171,993
Investment in Government & Agency Securities Portfolio (cost $64,985,246)*	64,985,246
Investment in Deutsche Central Cash Management Government Fund, at value (cost $14,327,582)	14,327,582
Total investments in securities, at value (cost $434,966,276)	438,484,821
Cash	44,003
Foreign currency, at value (cost $9,425,737)	9,485,947
Deposit from broker on bilateral swap contracts	910,000
Receivable for investments sold	1,996,743
Receivable for Fund shares sold	117,015
Interest receivable	3,543,978
Receivable for variation margin on futures contracts	321,466
Unrealized appreciation on forward foreign currency exchange contracts	595,794
Upfront payments paid on bilateral swap contracts	1,064,219
Foreign taxes recoverable	5,880
Other assets	40,350
Total assets	456,610,216
Liabilities
Payable upon return of securities loaned	64,985,246
Payable for investments purchased — when-issued/delayed delivery securities	2,498,731
Payable for Fund shares redeemed	941,049
Payable for variation margin on centrally cleared swaps	313,937
Payable upon return of deposit for bilateral swap contracts	910,000
Options written, at value (premiums received $1,631,320)	1,451,440
Unrealized depreciation on bilateral swap contracts	282,174
Unrealized depreciation on forward foreign currency exchange contracts	1,351,920
Accrued management fee	155,445
Accrued Trustees' fees	4,281
Other accrued expenses and payables	635,514
Total liabilities	73,529,737
Net assets, at value	$ 383,080,479

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	567,828
Net unrealized appreciation (depreciation) on: Investments	3,518,545
Swap contracts	(2,463,075)
Futures	(3,760,562)
Foreign currency	(710,059)
Written options	179,880
Accumulated net realized gain (loss)	(45,472,690)
Paid-in capital	431,220,612
Net assets, at value	$ 383,080,479
Net Asset Value
Class A Net Asset Value and redemption price per share ($264,786,918 ÷ 58,067,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.56
Maximum offering price per share (100 ÷ 97.25 of $4.56)	$ 4.69

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($53,094,547 ÷ 11,560,835 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.59
Class R6 Net Asset Value, offering and redemption price per share ($107,695 ÷ 23,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.55
Class S Net Asset Value, offering and redemption price per share ($58,774,226 ÷ 12,866,389 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.57
Institutional Class Net Asset Value, offering and redemption price per share ($6,317,093 ÷ 1,383,807 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $11,712)	$ 15,163,249
Dividends	1,068,185
Income distributions from affiliated Underlying Funds	389,459
Securities lending income, net of borrower rebates	145,705
Other income	14,329
Total income	16,780,927
Expenses: Management fee	2,080,367
Administration fee	445,637
Services to shareholders	657,884
Distribution and service fees	1,341,196
Custodian fee	62,043
Professional fees	101,942
Reports to shareholders	71,821
Registration fees	81,872
Trustees' fees and expenses	23,085
Other	125,249
Total expenses before expense reductions	4,991,096
Expense reductions	(35,659)
Total expenses after expense reductions	4,955,437
Net investment income	11,825,490
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	213,917
Investments	(7,849,580)
Swap contracts	(4,945,671)
Futures	3,599,841
Written options	(864,368)
Foreign currency	4,014,326
Payment by affiliate (see Note J)	3,762
(5,827,773)
Change in net unrealized appreciation (depreciation) on: Investments	14,227,318
Swap contracts	1,852,513
Futures	(2,259,802)
Written options	(505,781)
Foreign currency	(3,564,505)
9,749,743
Net gain (loss)	3,921,970
Net increase (decrease) in net assets resulting from operations	$ 15,747,460

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income	$ 11,825,490	$ 19,811,952
Net realized gain (loss)	(5,827,773)	(20,931,010)
Change in net unrealized appreciation (depreciation)	9,749,743	(17,617,008)
Net increase (decrease) in net assets resulting from operations	15,747,460	(18,736,066)
Distributions to shareholders from: Net investment income: Class A	(9,607,277)	(15,026,434)
Class B	(1,098)*	(24,531)
Class C	(1,544,963)	(2,650,908)
Class R6	(1,149)	(411)
Class S	(2,539,158)	(5,600,244)
Institutional Class	(284,910)	(832)**
Net realized gains: Class A	(315,789)	—
Class B	(234)*	—
Class C	(67,137)	—
Class R6	(9)	—
Class S	(91,927)	—
Institutional Class	(9,729)	—
Return of capital: Class A	(242,542)	—
Class C	(38,999)	—
Class R6	(29)	—
Class S	(64,095)	—
Institutional Class	(7,192)	—
Total distributions	(14,816,237)	(23,303,360)
Fund share transactions: Proceeds from shares sold	64,383,286	209,755,326
Reinvestment of distributions	13,572,512	21,065,892
Payments for shares redeemed	(228,782,388)	(257,604,795)
Net increase (decrease) in net assets from Fund share transactions	(150,826,590)	(26,783,577)
Increase (decrease) in net assets	(149,895,367)	(68,823,003)
Net assets at beginning of period	532,975,846	601,798,849
Net assets at end of period (including undistributed net investment income of $567,828 and $2,113,095, respectively)	$ 383,080,479	$ 532,975,846

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

** For the period from November 3, 2014 (commencement of operations of Institutional Class) to October 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.87	$ 4.88	$ 5.06	$ 4.71
Income (loss) from investment operations: Net investment income[a]	.12	.16	.19	.18	.21
Net realized and unrealized gain (loss)	.06	(.31)	.02	(.12)	.38
Total from investment operations	.18	(.15)	.21	.06	.59
Less distributions from: Net investment income	(.15)	(.19)	(.22)	(.22)	(.24)
Net realized gains	(.00)*	—	—	(.02)	—
Return of capital	(.00)*	—	—	—	—
Total distributions	(.15)	(.19)	(.22)	(.24)	(.24)
Net asset value, end of period	$ 4.56	$ 4.53	$ 4.87	$ 4.88	$ 5.06
Total Return (%)[b,c]	4.16	(3.22)	4.36	1.05	12.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	265	341	392	420	424
Ratio of expenses before expense reductions (%)	1.05	1.02	1.03	1.01	1.03
Ratio of expenses after expense reductions (%)	1.04	.99	1.00	1.00	1.01
Ratio of net investment income (%)	2.73	3.40	3.96	3.55	4.38
Portfolio turnover rate (%)	177	168	160	157	129

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $(.005).

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 4.90	$ 4.91	$ 5.09	$ 4.74
Income (loss) from investment operations: Net investment income[a]	.09	.13	.16	.14	.18
Net realized and unrealized gain (loss)	.05	(.31)	.01	(.12)	.38
Total from investment operations	.14	(.18)	.17	.02	.56
Less distributions from: Net investment income	(.12)	(.15)	(.18)	(.18)	(.21)
Net realized gains	(.00)*	—	—	(.02)	—
Return of capital	(.00)*	—	—	—	—
Total distributions	(.12)	(.15)	(.18)	(.20)	(.21)
Net asset value, end of period	$ 4.59	$ 4.57	$ 4.90	$ 4.91	$ 5.09
Total Return (%)[b,c]	3.14	(3.69)	3.58	.32	11.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	74	80	100	74
Ratio of expenses before expense reductions (%)	1.80	1.77	1.78	1.77	1.78
Ratio of expenses after expense reductions (%)	1.80	1.75	1.75	1.76	1.76
Ratio of net investment income (%)	1.97	2.66	3.21	2.81	3.59
Portfolio turnover rate (%)	177	168	160	157	129

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $(.005).

Class R6	Years Ended October 31,		Period Ended 10/31/14[a]
	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.87	$ 4.95
Income (loss) from investment operations: Net investment income[b]	.14	.16	.06
Net realized and unrealized gain (loss)	.04	(.30)	(.10)
Total from investment operations	.18	(.14)	(.04)
Less distributions from: Net investment income	(.16)	(.20)	(.04)
Net realized gains	(.00)***	—	—
Return of capital	(.00)***	—	—
Total distributions	(.16)	(.20)	(.04)
Net asset value, end of period	$ 4.55	$ 4.53	$ 4.87
Total Return (%)[c]	4.08	(2.98)	(.82)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	108	10	10
Ratio of expenses before expense reductions (%)	.83	.93	.69*
Ratio of expenses after expense reductions (%)	.82	.90	.68*
Ratio of net investment income (%)	3.10	3.46	3.89*
Portfolio turnover rate (%)	177	168	160[d]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 4.54	$ 4.88	$ 4.88	$ 5.06	$ 4.71
Income (loss) from investment operations: Net investment income[a]	.13	.17	.20	.19	.22
Net realized and unrealized gain (loss)	.06	(.31)	.03	(.12)	.38
Total from investment operations	.19	(.14)	.23	.07	.60
Less distributions from: Net investment income	(.16)	(.20)	(.23)	(.23)	(.25)
Net realized gains	(.00)*	—	—	(.02)	—
Return of capital	(.00)*	—	—	—	—
Total distributions	(.16)	(.20)	(.23)	(.25)	(.25)
Net asset value, end of period	$ 4.57	$ 4.54	$ 4.88	$ 4.88	$ 5.06
Total Return (%)[b]	4.32	(3.00)	4.79	1.26	13.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	118	128	95	94
Ratio of expenses before expense reductions (%)	.86	.84	.82	.86	.84
Ratio of expenses after expense reductions (%)	.85	.82	.78	.79	.80
Ratio of net investment income (%)	2.90	3.55	4.16	3.75	4.49
Portfolio turnover rate (%)	177	168	160	157	129
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $(.005).

Institutional Class	Year Ended 10/31/16	Period Ended 10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.87
Income (loss) from investment operations: Net investment income[b]	.13	.15
Net realized and unrealized gain (loss)	.07	(.29)
Total from investment operations	.20	(.14)
Less distributions from: Net investment income	(.16)	(.20)
Net realized gains	(.00)***	—
Return of capital	(.00)***	—
Total distributions	(.16)	(.20)
Net asset value, end of period	$ 4.57	$ 4.53
Total Return (%)[c]	4.55	(3.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.04
Ratio of expenses before expense reductions (%)	.81	.99*
Ratio of expenses after expense reductions (%)	.80	.90*
Ratio of net investment income (%)	2.98	3.22*
Portfolio turnover rate (%)	177	168[d]

[a] For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2015.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of October 31, 2016
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$ 32,956,460	$ —	$ —	$ —	$ 32,956,460
Exchange-Traded Funds	32,028,786	—	—	—	32,028,786
Total Borrowings	$ 64,985,246	$ —	$ —	$ —	$ 64,985,246
Gross amount of recognized liabilities for securities lending transactions					$ 64,985,246

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $48,585,000, including $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until fully utilized or until October 31, 2017, the expiration date; and approximately $44,258,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,281,000) and long-term losses ($24,977,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (48,585,000)
Net unrealized appreciation (depreciation) on investments	$ 2,573,674

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ 14,463,380	$ 23,303,360
Return of capital distributions	$ 352,857	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in interest rate swap contracts had a total notional value generally indicative of a range from $144,900,000 to $350,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $70,365,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $320,000 to $40,500,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets and on currency futures in order to hedge against anticipated currency market changes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2016 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in written option contracts had a total value generally indicative of a range from approximately $907,000 to $2,496,000, and purchased option contracts had a total value generally indicative of a range from approximately $557,000 to $1,532,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $80,988,000 to $130,050,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $0 to $81,600,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2016, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,765,000 to $144,189,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,100,000 to $71,480,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $17,382,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 930,535	$ —	$ 2,833,859	$ 244,421	$ 4,008,815
Credit Contracts (a)	—	—	317,328	—	317,328
Foreign Exchange Contracts (b) (c)	180,750	595,794	—	—	776,544
	$ 1,111,285	$ 595,794	$ 3,151,187	$ 244,421	$ 5,102,687

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options)

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (1,305,002)	$ —	$ (5,332,088)	$ (4,004,983)	$ (10,642,073)
Credit Contracts (b)	—	—	(282,174)	—	(282,174)
Foreign Exchange Contracts (b) (c)	(146,438)	(1,351,920)	—	—	(1,498,358)
	$ (1,451,440)	$ (1,351,920)	$ (5,614,262)	$ (4,004,983)	$ (12,422,605)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value and unrealized depreciation on bilateral swap contracts.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (439,215)	$ (864,368)	$ —	$ (3,648,455)	$ 3,599,841	$ (1,352,197)
Credit Contracts (a)	—	—	—	(1,297,216)	—	(1,297,216)
Foreign Exchange Contracts (b)	—	—	3,648,001	—	—	3,648,001
	$ (439,215)	$ (864,368)	$ 3,648,001	$ (4,945,671)	$ 3,599,841	$ 998,588

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 812,516	$ (655,659)	$ —	$ 1,074,899	$ (2,259,802)	$ (1,028,046)
Credit Contracts (a)	—	—	—	777,614	—	777,614
Foreign Exchange Contracts (a) (b)	(177,934)	149,878	(3,655,667)	—	—	(3,683,723)
	$ 634,582	$ (505,781)	$ (3,655,667)	$ 1,852,513	$ (2,259,802)	$ (3,934,155)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 115,216	$ —	$ —	$ —	$ 115,216
BNP Paribas	509,114	(509,114)	—	—	—
Citigroup, Inc.	162,816	(142,733)	—	—	20,083
JPMorgan Chase Securities, Inc.	421,421	(421,421)	—	—	—
Macquarie Bank Ltd.	119,777	(7,715)	—	—	112,062
Nomura International PLC	25,811	(25,811)	—	—	—
Societe Generale	172,174	(172,174)	—	—	—
	$ 1,526,329	$ (1,278,968)	$ —	$ —	$ 247,361
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 117,422	$ —	$ —	$ —	$ 117,422
BNP Paribas	669,618	(509,114)	—	—	160,504
Citigroup, Inc.	142,733	(142,733)	—	—	—
Credit Suisse International	243,756	—	—	—	243,756
HSBC Securities, Inc.	38,418	—	—	—	38,418
JPMorgan Chase Securities, Inc.	696,651	(421,421)	(164,038)	—	111,192
Macquarie Bank Ltd.	7,715	(7,715)	—	—	—
Nomura International PLC	781,986	(25,811)	(402,094)	—	354,081
Societe Generale	240,797	(172,174)	—	—	68,623
	$ 2,939,096	$ (1,278,968)	$ (566,132)	$ —	$ 1,093,996

(a) The actual collateral pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $712,830,116 and $841,577,051, respectively. Purchases and sales of U.S. Treasury securities aggregated $37,259,306 and $69,132,186, respectively.

For the year ended October 31, 2016, transactions for written options on interest rate swap and futures contracts were as follows:

	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	62,000,000	$ 2,309,689
Options written	670	488,167
Options bought back	(17,300,100)	(435,078)
Options exercised	(17,300,000)	(325,240)
Options expired	(8,900,100)	(406,218)
Outstanding, end of period	18,500,470	$ 1,631,320

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.47% of the Fund's average daily net assets.

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Deutsche Floating Rate Fund.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class B	1.99%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class C	1.90%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 23,519
Class B	224
Class C	4,975
Class R6	1
Class S	6,251
Institutional Class	689
$ 35,659

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $445,637, of which $33,132 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 100,737	$ 18,230
Class B	330	—
Class C	7,138	1,275
Class R6	40	7
Class S	14,916	2,434
Institutional Class	249	39
	$ 123,410	$ 21,985

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 460	$ —
Class C	468,504	34,468
	$ 468,964	$ 34,468

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 715,865	$ 165,584.24%
Class B	146	—	.24%
Class C	156,221	35,335.25%
	$ 872,232	$ 200,919

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016 aggregated $8,649.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $4 and $10,355, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2016, DDI received $55,005 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $26,162, of which $12,889 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,543.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,430,950	$ 28,837,959	22,519,468	$ 106,479,617
Class B	—	—	6,044	28,508
Class C	903,627	4,083,585	6,932,873	32,951,161
Class R6	21,262	96,864	—	—
Class S	4,462,969	20,127,096	14,824,490	70,256,039
Institutional Class	2,477,504	11,237,782	8,477**	40,001**
		$ 64,383,286		$ 209,755,326
Shares issued to shareholders in reinvestment of distributions
Class A	2,116,894	$ 9,506,495	2,986,367	$ 14,024,019
Class B	299*	1,332*	5,015	23,702
Class C	332,605	1,503,703	500,082	2,366,454
Class R6	263	1,187	88	411
Class S	502,640	2,257,964	989,326	4,650,474
Institutional Class	67,178	301,831	179**	832**
		$ 13,572,512		$ 21,065,892
Shares redeemed
Class A	(25,724,684)	$ (115,719,874)	(30,834,379)	$ (144,851,053)
Class B	(77,988)*	(346,453)*	(174,386)	(819,645)
Class C	(5,829,151)	(26,401,995)	(7,680,358)	(36,415,806)
Class R6	(5)	(22)	—	—
Class S	(18,010,852)	(81,049,633)	(16,140,942)	(75,517,870)
Institutional Class	(1,169,440)	(5,264,411)	(91)**	(421)**
		$ (228,782,388)		$ (257,604,795)
Net increase (decrease)
Class A	(17,176,840)	$ (77,375,420)	(5,328,544)	$ (24,347,417)
Class B	(77,689)*	(345,121)*	(163,327)	(767,435)
Class C	(4,592,919)	(20,814,707)	(247,403)	(1,098,191)
Class R6	21,520	98,029	88	411
Class S	(13,045,243)	(58,664,573)	(327,126)	(611,357)
Institutional Class	1,375,242	6,275,202	8,565**	40,412**
		$ (150,826,590)		$ (26,783,577)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

** For the period from November 3, 2014 (commencement of operations of Institutional Class) to October 31, 2015.

I. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended October 31, 2016 is as follows:

Affiliate	Value ($) at 10/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 10/31/2016
Deutsche Floating Rate Fund	11,369,141	—	10,914,893	213,413	272,418	—	—
Deutsche Variable NAV Money Fund	5,026,974	13,402	5,040,880	504	12,472	—	—
Deutsche Central Cash Management Government Fund	37,518,609	665,040,163	688,231,190	—	104,569	—	14,327,582
Total	53,914,724	665,053,565	704,186,963	213,917	389,459	—	14,327,582

J. Payment by Affiliate

During the year ended October 31, 2016, the Advisor agreed to reimburse the Fund $3,762 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Unconstrained Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Unconstrained Income Fund (one of the Funds constituting Deutsche Income Trust) (the "Fund"), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Unconstrained Income Fund (one of the Funds constituting Deutsche Income Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the year ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,032.80	$ 1,028.80	$ 1,031.60	$ 1,035.80	$ 1,034.00
Expenses Paid per $1,000*	$ 5.31	$ 9.13	$ 4.29	$ 3.99	$ 4.50
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,019.91	$ 1,016.14	$ 1,020.91	$ 1,021.22	$ 1,020.71
Expenses Paid per $1,000*	$ 5.28	$ 9.07	$ 4.27	$ 3.96	$ 4.47

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Unconstrained Income Fund	1.04%	1.79%	.84%	.78%	.88%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 1% of the income dividends paid during the Fund's fiscal year ended October 31, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,175,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Unconstrained Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 486	25155T 478	25155T 437
Fund Number	010	310	2391	1010

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche unconstrained income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$82,274	$0	$9,160	$0
2015	$82,274	$0	$9,160	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$539,941	$0
2015	$0	$473,574	$2,763,576

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$9,160	$539,941	$595,469	$1,144,570
2015	$9,160	$3,237,150	$880,336	$4,126,646

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016